SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

       Date of report (Date of earliest event reported): October 25, 1999




                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)




    DELAWARE                       0-22228                       11-3170868
(State or other                (Commission File                (IRS Employer
jurisdiction of                    Number)                   Identification No.)
 incorporation)



          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (516) 327-3000




                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1 THROUGH 4, 6, 8 & 9. NOT APPLICABLE

ITEM 5.           OTHER EVENTS.

         Astoria Financial Corporation, announced today that it has sold trust preferred securities in the aggregate amount of $125.0 million through Astoria Capital Trust I, its trust affiliate formed for the purpose of the offering. The securities issued in the offering were sold in a private transaction pursuant to an applicable exemption from registration under the Securities Act of 1933, as amended (the "Act") and have not been registered under the Act.

         A press release, issued on October 25, 1999, detailing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c) Exhibits. The following Exhibits are filed as part of this report:


    EXHIBIT NO.                                  DESCRIPTION
    -----------                                  -----------

       99.1                        Press Release issued October 25, 1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ASTORIA FINANCIAL CORPORATION


                                  By:  /s/ Alan P. Eggleston
                                       -----------------------------------------
                                       Alan P. Eggleston, Esq.
                                       Senior Vice President and General Counsel


Dated: October 25, 1999



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



                                  EXHIBIT INDEX



          EXHIBIT                               DESCRIPTION
          -------                               -----------

            99.1                   Press Release issued October 25, 1999








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